180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2022 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Unaffiliated Equity and Equity-Related Securities (2) -
61.0% of net assets at value

Unaffiliated Publicly Traded Equity and Equity-Related Securities -
44.6% of net assets at value

Alta Equipment Group, Inc.		Trading Companies & Distributors
Operates as an industrial and construction equipment company
Common Stock (acquired 3/3/20-7/1/22)	(M) (L1)		492,335	$4,085,338	$5,420,608

Ascent Industries Co. (3)		Steel
Manufactures metals and chemicals
Common Stock (acquired 12/7/20-8/10/22)	(M) (L1)		215,000	2,350,117	3,012,150

Commercial Vehicle Group, Inc. (3)		Construction Machinery & Heavy Trucks
Supplier of vehicle components
Common Stock (acquired 12/10/21-9/26/22)	(M) (L1)		515,248	3,348,583	2,318,616

comScore, Inc. (3)		Advertising
Provides technology and services that measure audiences, brands and consumer behavior
Common Stock (acquired 3/15/21-9/29/22)	(M) (L1)		2,763,171	8,070,275	4,559,232

D-Wave Quantum, Inc. (3)(5)(6)(7)		Technology Hardware, Storage & Peripherals
Develops high-performance quantum computing systems
Common Stock (acquired 8/5/22)	(M) (L3)		911,938	1,238,050	6,834,428

Envela Corporation (3)		Specialty Stores
Wholesaler and retailer of jewelry and precious bullion
Common Stock (acquired 7/28/21-2/9/22)	(M) (L1)		164,383	709,067	831,778

Intevac, Inc. (3)		Technology Hardware, Storage & Peripherals
Develops solutions for the application and engineering of thin-films
Common Stock (acquired 1/20/22-9/28/22)	(M) (L1)		1,083,786	5,410,338	5,039,605

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2022 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Unaffiliated Equity and Equity-Related Securities (2) -
61.0% of net assets at value (cont.)

Unaffiliated Publicly Traded Equity and Equity-Related Securities -
44.6% of net assets at value (cont.)

Jerash Holdings US, Inc.		Apparel, Accessories & Luxury Goods
Manufactures read-made sport and outerwear in Jordan
Common Stock (acquired 9/30/21-9/14/22)	(M) (L1)		135,617	$862,705	$575,016

Lantronix, Inc. (3)		Communications Equipment
Provides secure data access and management solutions
Common Stock (acquired 9/18/18-9/23/22)	(M) (L1)		514,132	2,896,688	2,472,975

Quantum Corporation (3)		Technology Hardware, Storage & Peripherals
Provides high-density data storage and high-speed data processing solutions
Common Stock (acquired 2/4/19-9/7/22)	(M) (L1)		3,102,812	8,843,263	3,351,037

RF Industries, Ltd. (3)		Electronic Manufacturing Services
Provides products that enable wired and wireless communications
Common Stock (acquired 4/12/21-9/16/22)	(M) (L1)		336,470	2,333,739	1,934,703

Whole Earth Brands, Inc. (3)		Packaged Foods & Meats
Sells natural alternatives, plant-based, clean label, and non-sugar products
Common Stock (acquired 9/2/22-9/7/22)	(M) (L1)		122,989	602,470	472,278

Miscellaneous Common Stocks (4)	(M) (L1)			689,122	655,962

Total Unaffiliated Publicly Traded Equity and Equity-Related Securities (cost: $41,439,755)					$37,478,388

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2022 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Unaffiliated Equity and Equity-Related Securities (2) -
61.0% of net assets at value (cont.)

Legacy Privately Held Equity and Equity-Related Securities -
16.4% of net assets at value

AgBiome, LLC (3)(5)		Fertilizers & Agricultural Chemicals
Develops agricultural products that reduce risk and improve yield
Series A-1 Convertible Preferred Units (acquired 1/30/13)	(H) (L3)		2,000,000	$2,000,000	$9,411,322
Series A-2 Convertible Preferred Units (acquired 4/9/13-10/15/13)	(H) (L3)		417,392	521,740	1,965,207
Series B Convertible Preferred Units (acquired 8/7/15)	(H) (L3)		160,526	500,006	766,907
				3,021,746	12,143,436

AutoTech Ventures Management I, LLC (3)(5)(8)		Asset Management & Custody Banks
Venture capital investing in automotive-related companies
LLC Interests (acquired 12/1/17)	(M) (L3)		0	0	225,000

Magnolia Neurosciences Corporation (3)(5)(7)(9)		Pharmaceuticals
Develops novel therapeutics for treatment of neurodegeneration
Series A Convertible Preferred Stock (acquired 8/3/18)	(I) (L3)		862,872	862,872	151,002

Nanosys, Inc. (3)(5)(7)(10)		Specialty Chemicals
Develops inorganic nanowires and quantum dots for use in LED-backlit devices
Series A-1 Convertible Preferred Stock (acquired 5/22/21)	(H) (L3)		496,572	496,573	207,709
Series A-2 Convertible Preferred Stock (acquired 5/22/21)	(H) (L3)		2,232,001	4,500,003	867,442
				4,996,576	1,075,151

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2022 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Unaffiliated Equity and Equity-Related Securities (2) -
61.0% of net assets at value (cont.)

Legacy Privately Held Equity and Equity-Related Securities -
16.4% of net assets at value (cont.)

Phylagen, Inc. (3)(5)(7)		Research & Consulting Services
Develops technology to improve human health and business productivity
Series A Convertible Preferred Stock (acquired 11/14/18)	(M) (L3)		548,031	$233,845	$175,017

Ravenna Pharmaceuticals, Inc. (3)(5)(7)(9)(11)		Pharmaceuticals
Holding company for intellectual property in oncology therapeutics
Common Stock (acquired 5/14/20-8/26/21)	(M) (L3)		2,785,274	108,258	16,414

Seaport Diagnostics, Inc. (3)(5)(7)(9)(12)		Health Care Technology
Develops consumer focused genetic tests
Series 1 Convertible Preferred Stock (acquired 2/5/15-8/5/15)	(I) (L3)		1,195,315	500,000	0
Series A Convertible Preferred Stock (acquired 11/25/15-9/7/16)	(I) (L3)		1,364,666	1,500,000	0
Series A-2 Convertible Preferred Stock (acquired 5/11/17-2/8/18)	(I) (L3)		176,386	200,002	0
				2,200,002	0

Total Unaffiliated Legacy Privately Held Equity and Equity-Related Securities (cost: $11,423,299)					$13,786,020

Total Investments in Unaffiliated Equity and Equity-Related Securities (cost: $52,863,054)					$51,264,408

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2022 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Non-Controlled Affiliated Equity and Equity-Related Securities (2) -
27.5% of net assets at value

Non-Controlled Affiliated Publicly Traded Equity and Equity-Related Securities -
26.8% of net assets at value

Arena Group Holdings, Inc. (3)(13)		Interactive Media & Services
Provides a shared digital publishing, advertising and distribution platform
Common Stock (acquired 12/18/20-1/24/22)	(M) (L1)		775,358	$8,923,050	$10,157,190

Potbelly Corporation (3)(13)		Restaurants
Operates a chain of sandwich shops
Common Stock (acquired 6/24/19-9/30/22)	(M) (L1)		1,585,989	7,062,228	7,184,530

Synchronoss Technologies, Inc. (3)(13)		Application Software
Provides white-label cloud storage, messaging and other digital analytic services
Common Stock (acquired 7/17/20-9/19/22)	(M) (L1)		4,546,606	10,804,924	5,183,131

Total Non-Controlled Affiliated Publicly Traded Equity and Equity-Related Securities (cost: $26,790,202)					$22,524,851

Legacy Privately Held Equity and Equity-Related Securities -
0.7% of net assets at value

EchoPixel, Inc. (3)(5)(7)		Health Care Equipment
Develops virtual reality 3-D visualization software for life sciences and health care applications
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I) (L3)		4,194,630	$1,250,000	$157,785
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I) (L3)		1,476,668	500,000	56,720
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I) (L3)		1,471,577	350,000	85,827
				2,100,000	300,332

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2022 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Non-Controlled Affiliated Equity and Equity-Related Securities (2) -
27.5% of net assets at value (cont.)

Legacy Privately Held Equity and Equity-Related Securities -
0.7% of net assets at value (cont.)

HALE.life Corporation (3)(5)(7)		Health Care Technology
Develops a platform to facilitate precision health and medicine
Common Stock (acquired 3/1/16)	(I) (L3)		1,000,000	$10	$3,628
Series Seed-1 Convertible Preferred Stock (acquired 3/28/17)	(I) (L3)		11,000,000	1,896,920	118,358
Series Seed-2 Convertible Preferred Stock (acquired 12/28/18)	(I) (L3)		12,083,132	2,500,000	147,994
				4,396,930	269,980

Total Non-Controlled Affiliated Legacy Privately Held Equity and Equity-Related Securities (cost: $6,496,930)					$570,312

Total Investments in Non-Controlled Affiliated Equity and Equity-Related Securities (cost: $33,287,132)					$23,095,163

Controlled Affiliated Equity and Equity-Related Securities (2) -
6.7% of net assets at value

Parabellum Acquisition Partners, LLC (3)(5)		Specialized Finance
Holding company for Special Purpose Acquisition Company (SPAC) interests
Membership Units (acquired 4/22/21)	(M) (L3)		693,151	$2,717,646	$5,653,288

Total Controlled Affiliated Equity and Equity-Related Securities (cost: $2,717,646)					$5,653,288

Total Investments in Publicly Traded Equity and Equity-Related Securities and Legacy Privately Held Equity and Equity-Related Securities (cost: $88,867,832)					$80,012,859

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2022 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Derivative Securities -
0.2% of net assets at value

Unaffiliated Derivative Securities (2) -
0.0% of net assets at value

Magnolia Neurosciences Corporation (3)(5)(7)(9)		Pharmaceuticals
Develops novel therapeutics for treatment of neurodegeneration
Warrants for the Purchase of Common Stock expiring 8/3/28 (acquired 8/26/21)	(I) (L3)		138,059	$112,854	$0

NanoTerra, Inc. (3)(5)(9)		Research & Consulting Services
Develops surface chemistry and nano-manufacturing solutions
Warrants for Series A-3 Preferred Stock expiring on 11/15/22 (acquired 11/15/12)	(I) (L3)		47,508	$35,403	$0

OpGen, Inc. (3)		Biotechnology
Developing tools for genomic sequence assembly and analysis
Warrants for the Purchase of Common Stock expiring 2/17/25 (acquired 5/5/15)	(I) (L3)		62	785	0

Total Unaffiliated Derivative Securities (cost: $149,042)					$0

Non-Controlled Affiliated Derivative Securities (2) -
0.2% of net assets at value

Potbelly Corporation (3)(13)		Restaurants
Operates a chain of sandwich shops
Warrants for the Purchase of Common Stock expiring 2/12/26 (acquired 2/10/21)	(I) (L3)		80,605	$224,849	$161,259

Total Non-Controlled Affiliated Derivative Securities (cost: $224,849)					$161,259

Total Derivative Securities (cost: $373,891)					$161,259

Total Investments (cost: $89,241,723)					$80,174,118

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2022 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Other Financial Instruments (14) -

Unaffiliated Rights to Payments (Illiquid) (2) -
3.7% of net assets at value

Rights to Milestone Payments from Acquisition of BioVex Group, Inc. (acquired 3/4/11) (3)(5)(7)(15)	(I) (L3)	Biotechnology	$548,998	$548,998	$161,695

Rights to Milestone Payments from Acquisition of TARA Biosystems, Inc. (acquired 4/1/22) (3)(5)(7)(16)	(I) (L3)	Pharmaceuticals	$3,012,461	3,012,461	2,962,893

Total Unaffiliated Rights to Payments (cost: $3,561,459)					$3,124,588

Total Investments in Publicly Traded and Privately Held Equity and Equity-Related Securities, Derivative Securities and Other Financial Instruments (cost: $92,803,182)					$83,298,706

OTHER ASSETS (INCLUDING CASH) MINUS LIABILITIES					$767,329

NET ASSETS (equivalent to $8.10 per share based on 10,373,820 shares of common stock outstanding)					$84,066,035

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2022
(UNAUDITED)

Notes to Consolidated Schedule of Investments

(1)See Note 1. Investment Valuation Procedures.
(2)Investments in unaffiliated securities consist of investments in which the Company owns less than five percent of the voting shares of the portfolio company. Investments in non-controlled affiliated securities consist of investments in which the Company owns five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where the Company controls one or more seats on the portfolio company’s board of directors but do not control the company. Investments in controlled affiliated securities consist of investments in which the Company owns 25 percent or more of the outstanding voting rights of the portfolio company or otherwise control the company, including control of a majority of the seats on the board of directors, or more than 25 percent of the seats on the board of directors, with no other entity or person in control of more director seats than us.
(3)Represents a non-income producing investment. Investments that have not paid dividends or interest within the last 12 months or are on non-accrual status for at least 12 consecutive months are considered to be non-income producing.
(4)The identities of these securities have been concealed while the Company completes a purchase or selling program for these securities.
(5)The Company is subject to legal restrictions on the sale of all or a portion of our investment(s) in this company. The total amount of restricted securities held is $29,968,636, or 35.6 percent of net assets.
(6)D-Wave Quantum Inc., was formed through the merger of D-Wave Systems, Inc., and DPCM Capital, Inc., a special purpose acquisition company (SPAC). D-Wave Systems, Inc. was a legacy private portfolio holding of the Company. The Company initially invested in D-Wave Systems, Inc. starting in 2008 and through 2014, acquiring various classes of preferred stock.
(7)These securities are held by the Company's wholly owned subsidiary, 180 Degree Private Holdings, LLC ("180PH"), which were transferred from the Company to 180PH in the fourth quarter of 2020. The acquisition dates of the securities reflect the dates such securities were obtained by the Company rather than the transfer date.
(8)The Company received LLC Interests of 1.25 percent in AutoTech Ventures Management I, LLC ("AutoTech") pursuant to an Administrative Services Agreement between us and AutoTech and due to us following the termination of a former employee of the Company. These LLC Interests were separate from the compensation received for providing the administrative services under the agreement that were paid in cash. The LLC interests have a capital percentage of 0 percent.

(9)Represents a non-operating entity that exists to collect future payments from licenses or other engagements, monetize assets for future distributions to investors and debt holders, or is in the process of shutting down and distributing remaining assets according to a liquidation waterfall.
(10)The Company invested in Nanosys, Inc. in rounds of financing that occurred in 2003, 2004 and 2005. In May 2021, Nanosys completed a restructuring of its capitalization table that resulted in shares of Series C and Series D Preferred Stock being converted into shares of Series A-2 Preferred Stock and Series E Preferred Stock being converted into shares of Series A-1 Preferred Stock. The date of acquisition listed reflects the date of this conversion rather than the date of our investment in the company.
(11)The Company received shares of Ravenna Pharmaceuticals, Inc., as part of the consideration of the acquisition of Petra Pharma Corporation.
(12)ORIG3N, Inc., changed its name to Seaport Diagnostics, Inc. in April 2021.
(13)The Company is the Investment Manager of a separately managed account ("SMA") that owns shares of these portfolio companies. Under our investment management agreement for this SMA, the Company has the right to control the votes of the securities held by the SMA. The Company has voting ownership between 5 percent and 25 percent in these companies when the shares held by us and our SMA are aggregated.
The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2022
(UNAUDITED)

(14)Other financial instruments are holdings of the Company that do not meet the definition of a security or a derivative.
(15)If all the remaining milestones are met, the Company would receive $4.1 million. There can be no assurance as to how much of these amounts the Company will ultimately realize or when they will be realized, if at all.
(16)If all the remaining milestones are met and the time-based payments are completed, the Company would receive approximately $5.9 million. Of this amount, approximately $2.3 million are solely based on time between this statement date and April 2024. There can be no assurance as to how much of the milestone-based payments will ultimately be realized or when they will be realized, if at all.

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

NOTE 1. INVESTMENT VALUATION PROCEDURES

Investments are stated at "value" as defined in the 1940 Act and in the applicable regulations of the SEC and in accordance with GAAP. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets. The Valuation Committee, comprised of all of the independent Board members, is responsible for determining the valuation of the Company’s assets within the guidelines established by the Board of Directors. The Valuation Committee receives information and recommendations from management. An independent valuation firm also reviews select portfolio company valuations. The independent valuation firm does not provide independent valuations. The fair values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized when that investment is sold, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated or become readily marketable. The Valuation Committee values the Company's investment assets as of the end of each calendar quarter and as of any other time requested by the Board of Directors.

Accounting Standards Codification Topic 820, "Fair Value Measurements," ("ASC 820") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). It applies fair value terminology to all valuations whereas the 1940 Act applies market value terminology to readily marketable assets and fair value terminology to other assets.

The main approaches to measuring fair value utilized are the market approach, the income approach and the hybrid approach.

•Market Approach (M): The market approach focuses on inputs and not techniques. The market approach may use quantitative inputs such as prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities and the values of market multiples derived from a set of comparable companies. The market approach may also use qualitative inputs such as progress toward milestones, the long-term potential of the business, current and future financing requirements and the rights and preferences of certain securities versus those of other securities. The selection of the relevant inputs used to derive value under the market approach requires judgment considering factors specific to the significance and relevance of each input to deriving value.
•Income Approach (I): The income approach focuses on techniques and not inputs. The income approach uses valuation techniques to convert future amounts (for example, revenue, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes-Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques; and the multi-period excess earnings method, which is used to measure the fair value of certain assets.
•Hybrid Approach (H): The hybrid approach uses elements of both the market approach and the income approach. The hybrid approach calculates values using the market and income approach, individually. The resulting values are then distributed among the share classes based on probability of exit outcomes.

ASC Topic 820 classifies the inputs used to measure fair value by these approaches into the following hierarchy:

•Level 1 (L1): Unadjusted quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.;

•Level 2 (L2): Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices in active markets for similar assets or liabilities, or quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•Level 3 (L3): Inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect our own assumptions that market participants would use to price the asset or liability based upon the best available information.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement and are not necessarily an indication of risks associated with the investment.

NOTE 2. FAIR VALUE OF INVESTMENTS

At September 30, 2022, our financial assets valued at fair value were categorized as follows in the fair value hierarchy:

	Fair Value Measurement at Reporting Date Using:
Description	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	September 30, 2022
Legacy Privately Held Equity and Equity-Related Securities:
Preferred Stock / Units	$0	$0	$14,111,290	$14,111,290
Common Stock / Membership Units	0	0	20,042	20,042
Warrants	0	0	0	0
LLC Interests	0	0	225,000	225,000

Publicly Traded Equity and Equity-Related Securities:
Common Stock / Membership Units	$53,168,811	$0	$12,487,716	$65,656,527
Warrants	0	0	161,259	161,259
Total Investments:	$53,168,811	$0	$27,005,307	$80,174,118

Other Financial Instruments:
Rights to Milestone Payments	$0	$0	$3,124,588	$3,124,588
Total Financial Assets:	$53,168,811	$0	$30,129,895	$83,298,706

Significant Unobservable Inputs

The table below presents the valuation technique and quantitative information about the significant unobservable inputs utilized by the Company in the fair value measurements of Level 3 assets. Unobservable inputs are those inputs for which little or no market data exists and, therefore, require an entity to develop its own assumptions.

	Value as of September 30, 2022	Valuation Approach(es)	Unobservable Input(s)	Range(s) (Weighted Average(a))

			Public Comparable Adjustment (Including Non-Performance Risk)	-5.4% - 0.0% (-5.0%)
			Price Per Share	$0.48 - $5.61 ($5.19)
			Volatility	85.1% - 88.7% (85.3%)
Preferred Stock/Units	$13,218,587	Hybrid Approach	Time to Exit / Cash Flows (Years)	5.0 (5.0)
			Price Per Share	$0.00 - $0.30 ($0.24)
			Public Comparable Adjustment (Including Non-Performance Risk)	-95.0% - -82.1% (-88.2%)
			Volatility	90.0% - 102.2% (96.5%)
Preferred Stock/Units	717,686	Income Approach	Time to Exit / Cash Flows (Years)	5.0 (5.0)
			Public Comparable Adjustment (Including Non-Performance Risk)	-53.3% (-53.3%)
Preferred Stock/Units	175,017	Market Approach	Price Per Share	$0.32 ($0.32)
			Public Comparable Adjustment (Including Non-Performance Risk)	-95.0% (-95.0%)
			Volatility	90.0% (90.0%)
			Time to Exit (Years)	5.0 (5.0)
Common Stock/Membership Units	3,628	Income Approach	Price Per Share	$0.21 ($0.21)
			Probability of Successful SPAC Merger Transaction	75% (75%)
			Volatility	70.0% - 75.6% (72.5%)
			Time to Exit/Lapse of Restrictions (Years)	0.1 - 0.2 (0.1)
			Discount for Lack of Marketability	-8.5% - -4.8% (-6.4%)
Common Stock/Membership Units	12,504,130	Market Approach	Price Per Share	$0.01 ($0.01)
			Price Per Share	$0.00 ($0.00)
			Volatility	0.0% - 117.7% (66.1%)
Warrants	161,259	Income Approach	Time to Exit (Years)	0.0 - 3.4 (3.4)
LLC Profit Interests	225,000	Market Approach	Bid/Ask	$150,000-$300,000 ($225,000)
			Probability of Achieving Independent Milestones	12.5% - 100.0% (12.5%)
			Probability of Achieving Dependent Milestones	3.1% - 18.3% (4.9%)
Rights to Milestone Payments	3,124,588	Income Approach	Time to Cash Flows (Years)	0.2 - 10.3 (7.8)
Total	$30,129,895

(a) Weighted average based on fair value at September 30, 2022.

Valuation Methodologies and Inputs for Level 3 Assets

The following sections describe the valuation techniques and significant unobservable inputs used to measure Level 3 assets.

Preferred Stock, Preferred Units, LLC Interests, Common Stock and Common Units

Preferred stock, preferred units, LLC interests, bridge notes, common stock and common units are valued by either a market, income or hybrid approach using internal models with inputs, most of which are not market observable. Common inputs for valuing Level 3 investments include prices from recently executed private transactions in a company’s securities or unconditional firm offers, revenue multiples of comparable publicly traded companies, merger and acquisition ("M&A") transactions consummated by comparable companies, discounts for lack of marketability, rights and preferences of the class of securities we own as compared with other classes of securities the portfolio company has issued, particularly related to potential liquidity scenarios of an initial public offering ("IPO") or an acquisition transaction, estimated time to exit, volatilities of comparable publicly traded companies and management’s best estimate of risk attributable to non-performance risk. Certain securities are valued using the present value of future cash flows.

We may also consider changes in market values for sets of comparable companies when recent private transaction information is not available and/or in consideration of non-performance risk. We define non-performance risk as the risk that the price per share (or implied valuation of a portfolio company) or the effective yield of a debt security of a portfolio company, as applicable, does not appropriately represent the risk that a portfolio company with negative cash flow will be: (a) unable to raise capital, will need to be shut down and will not return our invested capital; or (b) able to raise capital, but at a valuation significantly lower than the implied post-money valuation of the last round of financing.  We assess non-performance risk for each private portfolio company quarterly. Our assessment of non-performance risk typically includes an evaluation of the financial condition and operating results of the company, the company's progress towards milestones, and the long-term potential of the business and technology of the company and how this potential may or may not affect the value of the shares owned by us. An increase to the non-performance risk or a decrease in the private offering price of a future round of financing from that of the most recent round would result in a lower fair value measurement and/or a change in the distribution of value among the classes of securities we own.

Option pricing models place a high weighting on liquidation preferences, which means that small differences in how the preferences are structured can have a material effect on the fair value of our securities at the time of valuation and also on future valuations should additional rounds of financing occur with senior preferences. As such, valuations calculated by option pricing models may not increase if 1) rounds of financing occur at higher prices per share, 2) liquidation preferences include multiples on investment, 3) the amount of invested capital is small and/or 4) liquidation preferences are senior to prior rounds of financing. Additionally, an increase in the volatility assumption generally increases the enterprise value calculated in an option pricing model. An increase in the time to exit assumption also generally increases the enterprise value calculated in an option pricing model. Variations in the expected time to exit or expected volatility assumptions have a significant impact on fair value.

Warrants

We use the Black-Scholes-Merton option-pricing model to determine the fair value of warrants held in our portfolio unless there is a publicly traded active market for such warrants or another indication of value such as a sale of the portfolio company. Option pricing models, including the Black-Scholes-Merton model, require the use of subjective input assumptions, including expected volatility, expected life, expected dividend rate, and expected risk-free rate of return. In the Black-Scholes-Merton model, variations in the expected volatility or expected term assumptions have a significant impact on fair value. Because certain securities underlying the warrants in our portfolio are not publicly traded, many of the required input assumptions are more difficult to estimate than they would be if a public market for the underlying securities existed.

An input to the Black-Scholes-Merton option-pricing model is the value per share of the type of stock for which the warrant is exercisable as of the date of valuation. This input is derived according to the methodologies discussed in "Preferred Stock, Preferred Units, LLC Interests, Bridge Notes, Common Stock and Common Units."

Rights to Milestone Payments

Rights to milestone payments are valued using a probability-weighted discounted cash flow model. As part of Amgen Inc.’s acquisition of our former portfolio company, BioVex Group, Inc., we are entitled to potential future milestone payments based upon the achievement of certain regulatory and sales milestones. We are also entitled to future payments from the acquisition of TARA Biosystems, Inc. by Valo Health, LLC. We assign probabilities to the achievements of the various milestones. Milestones identified as independent milestones can be achieved irrespective of the achievement of other contractual milestones. Dependent milestones are those that can only be achieved after another, or series of other, milestones are achieved. The interest rates used in these models are observable inputs from sources such as the published interest rates for corporate bonds of the acquiring or comparable companies.

Changes in Valuation Approaches

During the period ended September 30, 2022, the following changes in valuation methodology occurred since December 31, 2021:

•We changed the valuation methodology of our securities of Nanosys, Inc., from the market approach to the hybrid approach to reflect financing and business related inputs.

NOTE 3. INDUSTRY DIVERSIFICATION

The following table shows the percentage of our net assets invested by industry as of September 30, 2022.

Industry	Value as of September 30, 2022	% of Net Assets	Value as of September 30, 2022	% of Net Assets
Advertising			$4,559,232	5.4%
Unaffiliated Portfolio Companies	$4,559,232	5.4%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Apparel, Accessories & Luxury Goods			575,016	0.7%
Unaffiliated Portfolio Companies	575,016	0.7%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Application Software			5,183,131	6.2%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	5,183,131	6.2%
Controlled Affiliated Portfolio Companies	0	0.0%
Asset Management & Custody Banks			225,000	0.3%
Unaffiliated Portfolio Companies	225,000	0.3%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Biotechnology			161,695	0.2%
Unaffiliated Portfolio Companies	161,695	0.2%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Communications Equipment			2,472,975	2.9%
Unaffiliated Portfolio Companies	2,472,975	2.9%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Construction Machinery & Heavy Trucks			2,318,616	2.8%
Unaffiliated Portfolio Companies	2,318,616	2.8%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Electronic Manufacturing Services			1,934,703	2.3%
Unaffiliated Portfolio Companies	1,934,703	2.3%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Fertilizers & Agricultural Chemicals			12,143,436	14.4%
Unaffiliated Portfolio Companies	12,143,436	14.4%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Equipment			300,332	0.4%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	300,332	0.4%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Technology			269,980	0.3%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	269,980	0.3%
Controlled Affiliated Portfolio Companies	0	0.0%

Industry	Value as of September 30, 2022	% of Net Assets	Value as of September 30, 2022	% of Net Assets
Interactive Media & Services			$10,157,190	12.1%
Unaffiliated Portfolio Companies	$0	0.0%
Non-Controlled Affiliated Portfolio Companies	10,157,190	12.1%
Controlled Affiliated Portfolio Companies	0	0.0%
Packaged Foods & Meats			472,278	0.6%
Unaffiliated Portfolio Companies	472,278	0.6%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Pharmaceuticals			3,130,309	3.7%
Unaffiliated Portfolio Companies	3,130,309	3.7%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Research & Consulting Services			175,017	0.2%
Unaffiliated Portfolio Companies	175,017	0.2%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Restaurants			7,345,789	8.7%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	7,345,789	8.7%
Controlled Affiliated Portfolio Companies	0	0.0%
Specialized Finance			5,653,288	6.7%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	5,653,288	6.7%
Specialty Chemicals			$1,075,151	1.3%
Unaffiliated Portfolio Companies	1,075,151	1.3%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Specialty Stores			831,778	1.0%
Unaffiliated Portfolio Companies	831,778	1.0%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Steel			3,012,150	3.6%
Unaffiliated Portfolio Companies	3,012,150	3.6%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Technology Hardware, Storage & Peripherals			15,225,070	18.1%
Unaffiliated Portfolio Companies	15,225,070	18.1%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Trading Companies & Distributors			5,420,608	6.4%
Unaffiliated Portfolio Companies	5,420,608	6.4%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%

Industry	Value as of September 30, 2022	% of Net Assets	Value as of September 30, 2022	% of Net Assets
Miscellaneous Common Stocks Industries			$655,962	0.8%
Unaffiliated Portfolio Companies	$655,962	0.8%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Total	$83,298,706		$83,298,706

NOTE 4. COMMITMENTS AND CONTINGENCIES

Portfolio companies may seek additional capital in the future and any decision by the Company to not participate in the round of financing could result in outcomes that negatively impact the value of the Company's securities of those portfolio companies.

On March 23, 2017, we signed a month-to-month lease for approximately 1,250 square feet of office space located at 7 N. Willow Street, Suite 4B, Montclair, New Jersey ("Montclair Office"). On November 17, 2021, we signed a lease extension for our Montclair Office through December 31, 2024. Upon an event of default, the lease provides that the landlord may terminate the lease and require us to pay all rent that would have been payable during the remainder of the lease or until the date the landlord re-enters the premises.

NOTE 5. INVESTMENTS AND ADVANCES TO AFFILIATES - SCHEDULE 12-14 (UNAUDITED)

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Net Realized Gain (Loss)	Value as of December 31, 2021	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of September 30, 2022
CONTROLLED AFFILIATED SECURITIES(E):
LS180 Acquisition Holdings, LLC	Membership Units	$0	$(13,000)	$13,000	$0	$(13,000)	$0	$0
	Promissory Note	0	(132,391)	100,000	0	(100,000)	0	0
Parabellum Acquisition Partners, LLC	Membership Units	$0		$6,719,700	$0	$(1,066,412)	$(1,066,412)	$5,653,288
Total Controlled Affiliated Securities		$0	$(145,391)	$6,832,700	$0	$(1,179,412)	$(1,066,412)	$5,653,288
NON-CONTROLLED AFFILIATED LEGACY PRIVATELY HELD SECURITIES(F):
EchoPixel, Inc.	Series Seed Convertible Preferred Stock	$0		$520,097	$0	$(362,312)	$(362,312)	$157,785
	Series Seed-2 Convertible Preferred Stock	0		186,084	0	(129,364)	(129,364)	56,720
	Series A-2 Convertible Preferred Stock	0		238,390	0	(152,563)	(152,563)	85,827
Essential Health Solutions, Inc.	Series A Convertible Preferred Stock	$0	$(2,750,000)	$0	$0	$0	$2,750,000	$0
	Common Stock	0	(20)	0	0	0	20	0
	Convertible Bridge Note	0	(50,000)	0	0	0	50,000	0
HALE.life Corporation	Common Stock	$0		$31,155	$0	$(27,527)	$(27,527)	$3,628
	Series Seed-1 Convertible Preferred Stock	0		561,053	0	(442,695)	(442,695)	118,358
	Series Seed-2 Convertible Preferred Stock	0		668,023	0	(520,029)	(520,029)	147,994
TARA Biosystems, Inc.	Common Stock	$0	$(20)	$319,446	$0	$(319,446)	$(319,426)	$0
	Series A Convertible Preferred Stock	0	418,181	2,670,081	0	(2,670,081)	(124,588)	0
	Series A-2 Convertible Preferred Stock	0	16,427	80,964	0	(80,964)	19,037	0
Total Non-Controlled Affiliated Legacy Privately Held Securities		$0	$(2,365,432)	$5,275,293	$0	$(4,704,981)	$740,553	$570,312

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Net Realized Gain (Loss)	Value as of December 31, 2021	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of September 30, 2022
NON-CONTROLLED AFFILIATED PUBLICLY TRADED SECURITIES(F):
Arena Group Holdings, Inc.	Common Stock	$0	$24,586	$9,993,959	$163,231	$0	$(759,818)	$10,157,190
Potbelly Corporation	Common Stock	$0	$0	$8,454,610	$0	$(1,270,080)	$(1,629,769)	$7,184,530
	Warrants for Common Stock	0	0	205,313	0	(44,054)	(44,054)	161,259
Synchronoss Technologies, Inc.	Common Stock	$0	$(686,047)	$9,961,490	$0	$(4,778,359)	$(4,735,359)	$5,183,131
Total Non-Controlled Affiliated Publicly Traded Securities		$0	$(661,461)	$28,615,372	$163,231	$(6,092,493)	$(7,169,000)	$22,686,110
Total Controlled, Non- Controlled Affiliated Securities		$0	$(3,172,284)	$40,723,365	$163,231	$(11,976,886)	$(7,494,859)	$28,909,710

(A)Common stock, warrants, membership units and, in some cases, preferred stock are generally non-income producing and restricted. The principal amount of debt and the number of shares of common and preferred stock and number of membership units are shown in the accompanying Consolidated Schedule of Investments as of September 30, 2022.

(B)Represents the total amount of interest or dividends credited/(debited) to income for the portion of the period an investment was a control or affiliate investment, as appropriate. Amounts credited to preferred or common stock represent accrued bridge note interest related to conversions that occurred during the period ended September 30, 2022.

(C)Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and fees. Gross additions also include net increases in unrealized appreciation or decreases in unrealized depreciation.

(D)Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs. Gross reductions also include net increases in unrealized depreciation or decreases in unrealized appreciation.

(E)"Controlled Affiliated" is defined as investments in which we own 25 percent or more of the outstanding voting rights of the portfolio company or otherwise control the company, including control of a majority of the seats on the board of directors, or more than 25 percent of the seats on the board of directors, with no other entity or person in control of more director seats than us.

(F)"Non-Controlled Affiliated" is defined as ownership of five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we hold the right to appoint one or more members to the portfolio company’s board of directors, but less than 25 percent of the members of the board of directors.

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
Controlled Affiliated Equity and Equity-Related Securities
Parabellum Acquisition Partners, LLC		Specialized Finance
Membership Units (acquired 4/22/21)	(M) (L3)		693,151	$2,717,646	$5,653,288
Total Controlled Affiliated Equity and Equity-Related Securities (6.7%)				$2,717,646	$5,653,288

Non-Controlled Affiliated Publicly Traded Equity and Equity-Related Securities
Arena Group Holdings, Inc.		Interactive Media & Services
Common Stock (acquired 12/18/20-1/24/22)	(M) (L1)		775,358	$8,923,050	$10,157,190
Potbelly Corporation		Restaurants
Common Stock (acquired 6/24/19-9/30/22)	(M) (L1)		1,585,989	$7,062,228	$7,184,530
Synchronoss Technologies, Inc.		Application Software
Common Stock (acquired 7/17/20-9/19/22)	(M) (L1)		4,546,606	$10,804,924	$5,183,131
Total Non-Controlled Affiliated Publicly Traded Equity and Equity-Related Securities (26.8%)				$26,790,202	$22,524,851

Legacy Privately Held Equity and Equity-Related Securities
EchoPixel, Inc.		Health Care Equipment
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I) (L3)		4,194,630	$1,250,000	$157,785
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I) (L3)		1,476,668	500,000	56,720
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I) (L3)		1,471,577	350,000	85,827
				$2,100,000	$300,332
HALE.life Corporation		Health Care Technology
Common Stock (acquired 3/1/16)	(I) (L3)		1,000,000	$10	$3,628
Series Seed-1 Convertible Preferred Stock (acquired 3/28/17)	(I) (L3)		11,000,000	1,896,920	118,358
Series Seed-2 Convertible Preferred Stock (acquired 12/28/18)	(I) (L3)		12,083,132	2,500,000	147,994
				$4,396,930	$269,980
Total Non-Controlled Affiliated Legacy Privately Held Equity and Equity-Related Securities (0.7%)				$6,496,930	$570,312

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
Non-Controlled Affiliated Derivative Securities
Potbelly Corporation		Restaurants
Warrants for the Purchase of Common Stock expiring 2/12/26 (acquired 2/10/21)	(I) (L3)		80,605	$224,849	$161,259
Total Non-Controlled Affiliated Derivative Securities (0.2%)				$224,849	$161,259
Total Non-Controlled Affiliated Securities (27.7%)				$33,511,981	$23,256,422

Total Controlled Affiliated and Non-Controlled Affiliated Equity and Equity-Related Securities (34.4%)				$36,229,627	$28,909,710

SIGNATURES

    The Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant: 180 Degree Capital Corp.

By:	/s/ Daniel B. Wolfe
Name:	Daniel B. Wolfe
Title:	President and Chief Financial Officer

Date:	November 7, 2022